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                                ESCROW AGREEMENT

        Agreement dated this 4th day of November, 1996 by and between Proflight, Inc., a Colorado corporation (the "Company"), Air Response, Inc., a New York corporation ("Air Response") and Loselle Greenawalt Kaplan Blair & Adler ("Escrow Agent").

1. GENERAL

        (a) In order to demonstrate good faith in its interest, subject to its due diligence investigation, to acquire Air Response, and its subsidiaries, the Company agrees to deposit, in escrow, with the Escrow Agent, the sum of $200,000 (the "Escrow Deposit"). Air Response agrees that the Company shall have the absolute control over the Escrow Deposit which shall be paid to Air Response at such time as a letter of intent (the "Letter of Intent") is entered into between the parties. In the event the Company, in its sole discretion, determines not to enter into the Letter of Intent with Air Response, it shall notify Air Response, in writing and the Escrow Agent shall return the Escrow Deposit to the Company.

        (b) Anything to the contrary herein notwithstanding, Air Response agrees, until 5:00 p.m., November 15, 1996, Eastern Standard Time, not to offer to any third party the business and/or assets of Air Response.

2. APPOINTMENT OF ESCROW AGENT

        The Company and Air Response hereby appoint the Escrow Agent and the Escrow Agent hereby accepts its appointment as Escrow Agent pursuant to the terms and conditions hereinafter set forth:

        (a) The Company shall cause to be delivered to Escrow Agent the Escrow Deposit. Escrow Agent shall hold the Escrow Deposit until the earlier of (i) its receipt of written instructions from the Company to return the Escrow Deposit to it or (ii) the signing of the Letter of Intent.

        (b) It is understood and agreed by the parties to this Agreement as follows:

               (i) The Escrow Agent is not and shall not be deemed to be a trustee for any party for any purpose and is merely acting as a depository and in a ministerial capacity hereunder with the limited duties herein prescribed.

               (ii) The Escrow Agent does not have and shall not be deemed to have any responsibility in respect of any instruction certificate or notice delivered to it other than faithfully to



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carry out the obligations undertaken in this Agreement and to follow the directions in such instruction or notice provided in accordance with the terms hereof.

               (iii) The Escrow Agent is not and shall not be deemed to be liable for any action taken or omitted by it in good faith and may rely upon, and act in accordance with, the advice of its counsel without liability on its part for any action taken or omitted in accordance with such advice. In any event, its liability hereunder shall be limited to liability for gross negligence, willful misconduct or bad faith on its part.

               (iv) The Escrow Agent may conclusively rely upon and act in accordance with any certificate, instruction notice, letter, telegram, cablegram or other written instrument believed by it to be genuine and signed by the Company and Air Response. Anything to the contrary herein notwithstanding, the Escrow Agent can rely on the written instructions of the Company, without instructions from Air Response, as set forth in l(b) above, to return the Escrow Deposit at any time the Company has decided, in its sole discretion, not to enter into a Letter of Intent with Air Response.

               (v) The Company and Air Response agree to save harmless, indemnify and defend the Escrow Agent for, from and against any loss, damage, liability, judgment, cost and expense whatsoever, including attorney's fees, suffered or incurred by it by reason of, or on account of, any misrepresentation made to it or as to its status or activities as Escrow Agent under this Agreement except for any loss, damage, liability, judgment, cost or expense resulting from gross negligence, willful misconduct or bad faith on the part of the Escrow Agent.

               (vi) The Escrow Agent shall not be required to defend any legal proceeding which may be instituted against it in respect of the subject matter of this Agreement. If any such legal proceeding is instituted against it, the Escrow Agent agrees promptly to give notice of such proceeding to the Company and Air Response. The Escrow Agent shall not be required to institute legal proceedings of any kind.

               (vii) The Escrow Agent shall not, by act, delay, omission or otherwise, be deemed to have waived any right or remedy it may have either under this Agreement or generally, unless such waiver be in writing, and no waiver shall be valid unless it is in writing, signed by the Escrow Agent, and only to the extent expressly therein set forth. A waiver by the Escrow Agent under the terms of this Agreement shall not be construed as a bar to, or waiver of, the same or any other such right or remedy which it would otherwise have on any other occasion.

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               (viii) The Escrow Agent may refrain from taking any action other than keeping all property held by it in escrow if it is uncertain concerning its duties or rights under this Escrow Agreement or receives claims or demands from any person or entity or receives a final judgment by a court of competent jurisdiction if it deems that necessary or advisable.

3. MISCELLANEOUS

        (a) Except as specifically referred herein, this agreement constitutes the entire contract between the parties hereto concerning the subject matter hereof and no party shall be liable or bound to the other in any manner by any warranties, representations or covenants except as specifically set forth herein. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties hereto. Nothing in this Agreement, express or implied is intended to confer upon any party, other than the parties hereto, and their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.

        (b) Any notice under the provisions of this Agreement shall be given in writing and delivered by hand, overnight courier or messenger service, against signed receipt or acknowledgment of receipt, or by registered or certified mail, return receipt requested, or telecopier or similar means of communication if receipt is confirmed or if transmission is confirmed by mail at the addresses provided on the signature page hereof or the telecopier numbers set forth on the signature pages hereof. Any party may by like notice, change the address to which notice should be given.

        (c) This Agreement shall be governed by and construed in accordance with the laws of the state of New York.

        (d) This Agreement may be executed in two counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        (e) Except as herein provided, any provision of this Agreement may be amended or waived by a written instrument signed by the parties hereto.



                                       3

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               In Witness Whereof, the parties have executed this Agreement as of the day and year first above written.

                                                   Proflight, Inc.


                                                   By: /s/  Kevin L. Burkhardt
                                                       -------------------------
                                                          Kevin L. Burkhardt
                                                          12420 E. Control Drive
                                                          Englewood, CO 80112
                                                          Fax:  (303) 799-1367

Agreed and Accepted:

Air Response, Inc.


By:
    --------------------------
    Louis R. Capece, Jr.
    Orlando Executive Airport, 469B
    Herndon Avenue
    Hangar 72
    Orlando, FL 32803
    Fax:  (407) 898-0520

Loselle Greenwalt Kaplan
        Blair & Adler


By: /s/ Gerald A. Adler
    --------------------------
    Gerald A. Adler
    140 East 45th Street
    New York, NY 10017
    Fax:  (212) 986-6850

                                       4



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               In Witness Whereof, the parties have executed this Agreement as of the day and year first above written.

                                                   Proflight, Inc.


                                                   By: /s/  Kevin L. Burkhardt
                                                       -------------------------
                                                          Kevin L. Burkhardt
                                                          12420 E. Control Drive
                                                          Englewood, CO 80112
                                                          Fax:  (303) 799-1367

Agreed and Accepted:

Air Response, Inc.


By: /s/ Louis R. Capece, Jr.
    --------------------------
    Louis R. Capece, Jr.
    Orlando Executive Airport, 469B
    Herndon Avenue
    Hanger 72
    Orlando, FL 32803
    Fax:  (407) 898-0520

Loselle Greenwalt Kaplan
        Blair & Adler


By: /s/ Gerald A. Adler
    --------------------------
    Gerald A. Adler
    140 East 45th Street
    New York, NY 10017
    Fax:  (212) 986-6850

                                       4

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